Exhibit 10.36

Particular Instrument of Re-ratification of the Loan Agreement

LENDER
Company Name: COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO	CNPJ (National Register of Legal Entities): 47.508.411/0001-56
Address: Avenida Brigadeiro Luis Antônio, No. 3142
Municipality: São Paulo	State: São Paulo
BORROWER
Company Name: NOVA PONTOCOM COMÉRCIO ELETRÔNICO S/A	State Register: —
Address: Rua Gomes de Carvalho, No. 1609, 7º andar	CNPJ (National Register of Legal Entities): 09.358.108/0001-25
Municipality: São Paulo	State: São Paulo

The parties above hereby agree as follows:

1. On 07/18/2011, the parties executed a certain Loan Agreement (“AGREEMENT”) for an intercompany loan.

2. The loan limit amount set forth in item 2.1 of the AGREEMENT of one hundred million Reais (R$ 100,000,000.00) was exceeded.

3. The parties hereby agree to rectify such amount, and supersede it by a new loan limit amount of two hundred thirty million Reais (R$ 230,000,000.00).

4. Except as expressly modified by this instrument, all provisions of the AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this instrument in two (02) identical counterparts, in the presence of two (02) witnesses, and hereby authorize any registrations and entries that may be required.

Date: São Paulo, October 17, 2013.

NOVA PONTOCOM COMÉRCIO ELETRÔNICO S/A		COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO

/s/ Oderi Gerin Leite		/s/ Aymar Giglio
Name: Oderi Gerin Leite		Name: Aymar Giglio
Title: Operations Director		Title: Treasury Director

/s/ German Quiroga		/s/ Fabiana Yoko
Name: German Quiroga		Name: Fabiana Yoko
Title: President		Title: Treasury Director

Witnesses:
1.	Thiago Silva Dakil
2.	Pedro Lobo

Particular Instrument of Re-ratification of the Loan Agreement

LENDER
Company Name: COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO	CNPJ (National Register of Legal Entities): 47.508.411/0001-56
Address: Avenida Brigadeiro Luis Antônio, No. 3142
Municipality: São Paulo	State: São Paulo
BORROWER
Company Name: NOVA PONTOCOM COMÉRCIO ELETRÔNICO S/A	State Register: —
Address: Rua Gomes de Carvalho, No. 1609, 7º andar	CNPJ (National Register of Legal Entities): 09.358.108/0001-25
Municipality: São Paulo	State: São Paulo

The parties above hereby agree as follows:

1. On 07/18/2011, the parties executed a certain Loan Agreement (“AGREEMENT”) for an intercompany loan.

2. The loan limit amount set forth in item 2.1 of the AGREEMENT of one hundred million Reais (R$ 100,000,000.00) was exceeded.

3. The parties hereby agree to rectify such amount, and supersede it by a new loan limit amount of two hundred thirty million Reais (R$ 230,000,000.00).

4. Except as expressly modified by this instrument, all provisions of the AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this instrument in two (02) identical counterparts, in the presence of two (02) witnesses, and hereby authorize any registrations and entries that may be required.

Date: São Paulo, October 17, 2013.

NOVA PONTOCOM COMÉRCIO ELETRÔNICO S/A	COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO

/s/ Oderi Gerin Leite	/s/ Aymar Giglio
Name: Oderi Gerin Leite	Name: Aymar Giglio
Title: Operations Director	Title: Treasury Director

/s/ German Quiroga	/s/ Fabiana Yoko
Name: German Quiroga	Name: Fabiana Yoko
Title: President	Title: Treasury Director

Witness — 1) Thiago S.[illegible]
Witness — 2) Pedro Lobo, Finance General Manager

[Document contains the stamp of the legal department of Grupo Pão de Açúcar]